UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 19, 2005
(Date of earliest event reported)

CAPITAL GROWTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Florida	0-30831	65-0953505
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1100 East Woodfield Road
Schaumburg, Illinois 60173
(Address of Principal Executive Offices)

(630) 872-5800
Registrant’s telephone number including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Jellinek Creditor Waiver and Consent Agreement.

On August 9, 2004, Capital Growth Systems, Inc. (the “Company”) executed an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Frontrunner Network Systems, Corp., a Delaware corporation (“Frontrunner”) and Frontrunner Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Mergeco”). The transaction was a reverse triangular merger, whereby Mergeco merged with and into Frontrunner, with Frontrunner being the surviving corporation. A description of the merger and a copy of the Merger Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K, filed August 13, 2004 (SEC File No. 000-30831), and is incorporated herein by reference.

As additional consideration given by the Company in connection with the Merger Agreement (but not as part of the Merger consideration), and for the benefit of Frontrunner, prior to the Effective Time, the Company reserved for issuance up to 1,000,000 shares of its common stock, $.0001 par value to be issued to certain creditors of Frontrunner in exchange for the cancellation of indebtedness to Frontrunner by those creditors in the approximate amount of $2,252,423 (excluding accrued unpaid interest and other claims), pursuant to the Creditor Waiver and Consent Agreement, a counterpart executed copy of which is attached as exhibit 10.1 to our previously filed Current Report on Form 8-K, filed September 20, 2004 (SEC File No. 000-30831), and is incorporated by reference herein.

The 1,000,000 shares of common stock were distributed among the Creditors pursuant to negotiations between the creditors and Frontrunner, rather than allocated pursuant to a formula. The most recent private placement of the Company’s common stock was made at $1.35 per share, which is assumed to constitute its fair market value. Based on these negotiations, the 1,000,000 shares of common stock were to be issued in the amounts and to the entities as set forth below:

Name of Creditor	Debt Holdings	Number of Shares of Common Stock	Current Estimated Market Value
Bluestem	$215,000	113,438	$153,141.30
Mesirow	$920,109	326,756	$441,120.60
Edgewater	$819,981	273,928	$369,802.80
21st Century	$297,333	35,878	$48,435.30
Kenny	-0-	75,000	$101,250.00
Jellinek	-0-	75,000	$101,250.00
Cuppini	-0-	100,000	$135,000.00
TOTAL	$2,252,423	1,000,000	$1,350,000.00

On or about September 14, 2004, the creditors, with the exception of John Jellinek, signed the Creditor Waiver and Consent Agreement and the Company issued 925,000 shares of its common stock. On May 19, 2005, John Jellinek executed the Creditor Waiver Agreement. The Company will issue 75,000 shares of common stock to Mr. Jellinek, fifteen percent (15%) of which (11,250 shares) will be deposited in escrow pursuant to the Escrow Agreement, dated September 14, 2004, by and among the Company, Frontrunner Representative, Inc., as the escrow agent, and the creditors, a copy of the Escrow Agreement is attached as exhibit 10.2 to our Current Report on Form 8-K, which was filed September 20, 2004 (SEC File No. 000-30831), and is incorporated by reference herein.

The descriptions of the Merger, Merger Agreement, Creditor Waiver Agreement, and Escrow Agreement included in this Current Report on Form 8-K are not complete, and are qualified in their entirety by reference to the them.

Surety.

On May 24, 2005, the Company entered into a Commercial Surety and General Indemnity Agreement with RLI Surety. Pursuant to the Agreement, the Company, and its two subsidiaries, Frontrunner Network Systems, Corp. and Nexvu Technologies, LLC agree to indemnify RLI Insurance Company from all losses and costs of any kind that RLI Insurance Company, as surety, may incur in connection with any contractual obligation undertaken for Frontrunner Network Systems, Corp. The Company issued a letter of credit to support this obligation in the amount of $510,000 through its operating bank. To give effect to this letter of credit, the Company agreed to restrict $510,000 of its operating cash.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 (Jellinek Creditor Waiver and Consent Agreement) is incorporated herein by reference. On May 19, 2005, John Jellinek executed the Creditor Waiver and Consent Agreement and became entitled to receive 75,000 shares of our common stock, on the terms provided herein. The issuance was pursuant to the merger and Merger Agreement and the Creditor Waiver and Consent Agreement discussed in Item 1.01 above and fully incorporated herein. In connection with the issuance, the Company relied upon the exemption from registration available under Section 4(2) of the Securities Act of 1933, as amended. The creditors were accredited investors, small in number, and all of them had access to information about the Company, Frontrunner and the Merger.

Item 9.01 Exhibits.

Exhibits.

10.1
Form of Creditor Waiver and Consent Agreement was previously filed by the Company as an exhibit to its Current Report on Form 8-K, filed September 20, 2004 (SEC File No. 000-30831), and is incorporated herein by reference.

10.2	Escrow Agreement was previously filed by the Company as an exhibit to its Current Report on Form 8-K, filed September 20, 2004 (SEC File No. 000-30831), and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2005

CAPITAL GROWTH SYSTEMS, INC.

	By:	/s/ D. Skip Behm
Its: D. Skip Behm, CFO

EXHIBIT INDEX

10.1
Form of Creditor Waiver and Consent Agreement was previously filed by the Company as an exhibit to its Current Report on Form 8-K, filed September 20, 2004 (SEC File No. 000-30831), and is incorporated herein by reference.

10.2	Escrow Agreement was previously filed by the Company as an exhibit to its Current Report on Form 8-K, filed September 20, 2004 (SEC File No. 000-30831), and is incorporated herein by reference.